UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2008

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)

4 Science Park, New Haven, CT (Address of Principal Executive Offices)	06511 (Zip Code)

Registrant’s telephone number, including area code: (203) 498-4210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On March 17, 2008, Vion Pharmaceuticals, Inc. (the “Company”) issued a press release reporting its financial results for the fourth quarter and the year ended December 31, 2007. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

On March 18, 2008, the Company held a conference call to discuss its financial results for the fourth quarter and the year ended December 31, 2007. A copy of the transcript of the call is attached hereto as Exhibit 99.2 and is incorporated herein and furnished to the Securities and Exchange Commission solely for the purposes of this Item 2.02.

Item 9.01(d) Exhibits.

Exhibit 99.1 Press release dated March 17, 2008.

Exhibit 99.2 Transcript of conference call held on March 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: March 19, 2008	By:	/s/ Karen Schmedlin
	Name:	Karen Schmedlin
	Title:	Vice President, Finance

EXHIBIT INDEX

99.1.	Press release dated March 17, 2008.
99.2.	Transcript of conference call held on March 18, 2008.